Exhibit 10.2

FIFTH AMENDMENT TO

NOTE PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of August 9, 2019 (this “Amendment”), is entered into by and among ASSERTIO THERAPEUTICS, INC., a Delaware corporation, as successor-in-interest to DEPOMED, INC. (the “Borrower”), the other Credit Parties party hereto, the Purchasers party hereto, and DEERFIELD PRIVATE DESIGN FUND III, L.P., a Delaware limited partnership, as a Purchaser and as collateral agent (in such latter capacity, the “Agent”).

BACKGROUND STATEMENT

A.                                    The Borrower, the Purchasers and the Agent entered into that certain Note Purchase Agreement, dated as of March 12, 2015, as amended by (1) that certain Consent and First Amendment to Note Purchase Agreement, dated as of December 29, 2015, (2) that certain Waiver and Second Amendment to Note Purchase Agreement, dated as of December 4, 2017, (3) that certain Waiver, Consent and Third Amendment to Note Purchase Agreement and Partial Release of Security Interest, dated as of August 2, 2018, (4) that certain Consent to Note Purchase Agreement and Assumption Agreement, dated as of August 14, 2018, and (5) that certain Fourth Amendment to Note Purchase Agreement, dated as of January 8, 2019 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the “Purchase Agreement”), pursuant to which the Borrower issued up to $575,000,000 aggregate principal amount of secured notes to the Purchasers.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B.                                    The Borrower has requested that the Purchasers agree to (1) permit the exchange of Convertible Notes for cash, 5.00% convertible senior notes due 2024 (the “New Notes”) that are issued pursuant to the Third Supplemental Indenture in the form attached hereto as Exhibit A (the “Third Indenture”), and shares of the Borrower’s Common Stock pursuant to those certain Exchange Agreements, dated as of August 8, 2019 (the “Exchange Agreements”), between the Borrower and certain holders of the Convertible Notes and attached hereto as Exhibit B, and (2) make certain other amendments to the Purchase Agreement.

C.                                    The Purchasers are willing to agree to the aforementioned replacements and amendments, in each case, in accordance with, and subject to, the terms and conditions set forth herein, including without limitation, the amendments to the Purchase Agreement set forth below.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I CONSENT TO EXCHANGE

The Purchasers and the Agent hereby consent to the transactions contemplated by the Exchange Agreements and in connection therewith, the repurchase of $200,000,000 principal amount of Convertible Notes in exchange for cash payments of $30,000,000, the issuance of

$120,000,000 of New Notes and the issuance of the Borrower’s Common Stock, all pursuant to the terms of the Exchange Agreements and the Third Indenture (in each case without amendment).   For the avoidance of doubt, neither the issuance of the New Notes nor the conversion thereof into the Borrower’s Common Stock shall constitute a Major Transaction.

ARTICLE II
AMENDMENTS TO PURCHASE AGREEMENT

2.1                               Existing Section 1.1.  Section 1.1 of the Purchase Agreement is hereby amended as follows:

The existing definition of Convertible Notes is hereby amended and restated in its entirety to read as follows: “Convertible Notes” means the 2.50% Convertible Notes and the 5.0% Convertible Notes”.

The existing definition of Indentures is hereby amended and restated in its entirety to read as follows: “Indentures” means the Senior Indenture and the First Supplemental Indenture thereto, each dated as of September 9, 2014, the Second Supplemental Indenture dated as of August 14, 2018 and the Third Supplemental Indenture in the form attached hereto as Exhibit A to be entered into on August 14, 2019, in each case between the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee.”

A new definition of 2.50% Convertible Notes is hereby added as follows: “2.50% Convertible Notes” means the 2.50% Convertible Notes due 2021 issued by the Borrower pursuant to the Indentures.”

A new definition of 5. 0% Convertible Notes is hereby added as follows: “5.0% Convertible Notes” means the 5.0% Convertible Notes due 2024 issued by the Borrower pursuant to the Indentures in an original principal amount of no more than $200,000,000.”

2.2                               Existing Section 2.7(a).  Existing Section 2.7(a) is hereby deleted.

2.3                               Existing Section 6.2(xii).  Section 6.2(xii) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(xii)                           other unsecured Indebtedness of the Borrower in the form of senior or subordinated convertible notes; provided, that such Indebtedness (i) does not have a maturity date, or provide for any scheduled payment of principal (or scheduled redemption date), earlier than April 14, 2022, (ii) does not have an interest rate in excess of 6.0%, and (iii) does not contain any negative covenants,

2.4                               Existing Section 6.5.  A new Section 6.5(b)(vii) of the Purchase Agreement is hereby added as follows:

(vii)                           the Borrower may exchange outstanding 2.50% Convertible Notes for new indebtedness permitted under Section 6.2(xii) and/or Common Stock (but not for the payment of any cash except in respect of any accrued but unpaid interest thereon and cash in lieu of fractional shares).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

To induce the Purchasers to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Purchasers as follows:

3.1                               Representations and Warranties.  Both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Credit Party contained in the Purchase Agreement and each other Credit Document is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

3.2                               No Default.  Both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

3.3                               Authorization; Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (a) are within the corporate or limited liability company authority, as applicable, of each Credit Party, (b) have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each Credit Party, (c) do not and will not contravene any other Requirement of Law to which any Credit Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Credit Party,  and (d) do not violate or breach any provision of the governing documents of any Credit Party or any agreement or other instrument binding upon any Credit Party. The execution, delivery and performance of this Amendment by each Credit Party does not require the approval or consent of, or filing with, any Governmental Authority.

3.4                               Enforceability.  This Amendment has been duly executed and delivered by each Credit Party and constitutes each Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

ARTICLE IV
EFFECTIVENESS

The consent in ARTICLE I and the amendments set forth in ARTICLE II shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (such date, the “Effective Date”):

4.1                               The Agent shall have received an executed counterpart of this Amendment from each Credit Party and each of the Purchasers.

4.2                               The Borrower shall have paid all expenses due in accordance with Section 6.2 hereof.

4.3                               Both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties contained in this Amendment shall be true and correct in all material respects on and as of the Effective Date, with the same effect as if made on and as of such date.

4.4                               The Purchasers shall have received such other documents, agreements, instruments, certificates, opinions or other confirmations as the Purchasers may reasonably request.

4.5                               The Borrower shall have repurchased at least $170,000,000 principal amount of Convertible Notes pursuant to the terms of the Exchange Agreements and the Third Indenture (in each case without amendment) on or before August 17, 2019.

ARTICLE V
SECURITIES ACT RELATED OBLIGATIONS

On or before 8:00 a.m., New York time, on the first Business Day following the date of this Amendment, the Borrower shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment and the Exchange Agreements, attaching this Amendment, the form of Exchange Agreements and the form of the Third Supplemental Indenture (as defined in the Exchange Agreements) and disclosing any other presently material non-public information (if any) provided or made available to the Agent or any Lender (or any of Agent’s or Lender’s agents or representatives) on or prior to the date hereof (the “Announcing 8-K Filing”).  In the event that the “Closing” under the Exchange Agreements shall not have occurred prior to the filing of the Announcing 8-K Filing, no later than 8:00 a.m. on the first Business Day following the “Closing Date” of the Exchange Agreements, the Borrower shall file a Current Report on Form 8-K (the “Closing 8-K Filing”) disclosing the occurrence of such Closing Date.  From and after the filing of the Announcing 8-K Filing, the Borrower represents and warrants that it shall have disclosed all material, non-public information (if any) provided or made available to the Agent or any Lender (or any of Agent’s or Lender’s agents or representatives) by Borrower or any of its officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Amendment or otherwise (including with respect to the transactions contemplated by the Exchange Agreements) on or prior to the date hereof.  Notwithstanding anything contained in this Agreement to the contrary, and without implication that the contrary would otherwise be true, the Borrower expressly acknowledges and agrees that, from and after the Announcing 8-K Filing, neither the Agent nor any Lender shall have (unless expressly agreed to by such particular Agent and Lender after the date hereof in a written definitive and binding agreement executed by the Borrower and the Agent and such particular Lender or customary oral (confirmed by e-mail) “wall cross” agreement (it being understood and agreed that neither the Agent nor any Lender may bind any other Lender or the Agent with respect thereto)), any duty of trust or confidence with respect to, or a duty not to trade on the basis of, any information regarding the Borrower.

ARTICLE VI
AFFIRMATION OF OBLIGATIONS

Each of the Credit Parties hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations (as applicable) under the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party.  Further, each of the Credit Parties hereby (i) ratifies and confirms its pledge of and grant of a security interest in and Lien on all of its collateral to the Agent made pursuant to the Security Agreement and the other Credit Documents to which it is a party, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien, (ii) confirms and agrees that, after giving effect to this Amendment, the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and (iii) represents and warrants to the Agent and the Purchasers that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment.  Each of the Credit Parties further waives any defense to its guaranty liability occasioned by this Amendment.  This acknowledgement and confirmation by each of the Credit Parties is made and delivered to induce the Agent and the Purchasers to enter into this Amendment, and each Credit Party acknowledges that the Agent and the Purchasers would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VII
FEES AND EXPENSES

7.1                               Exit Fee.  Upon the earlier of (i) the date of repayment in full of the Notes or (ii) the Maturity Date, the Borrower shall pay to the Purchasers an exit fee in the amount of $4,400,000 in immediately available funds.

7.2                               Expenses.  Whether or not the Effective Date occurs, the Borrower agrees, on demand, to pay all reasonable out-of-pocket costs and expenses of the Agent and each Purchaser (including, without limitation, reasonable fees and expenses of counsel) in connection with the preparation, negotiation, execution and delivery of this Amendment.

ARTICLE VIII
MISCELLANEOUS

8.1                               Effect of Amendment.  From and after the Effective Date, all references to the Purchase Agreement set forth in the Purchase Agreement and any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Purchase Agreement as amended by this Amendment.  This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Purchase Agreement except as expressly set forth herein.  Nothing herein shall be deemed to entitle the Borrower or any other Credit Party or Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Agreement or any other Credit Document in similar or different circumstances.  For the avoidance of doubt, this Amendment shall be deemed a Credit Document.

8.2                               Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

8.3                               Severability.  To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

8.4                               Successors and Assigns.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

8.5                               Construction.  The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

8.6                               Counterparts; Integration.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This agreement or any counterpart may be executed and delivered by facsimile or electronic mail, each of which shall be deemed an original. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[the remainder of this page left blank intentionally]

IN WITNESS WHEREOF, the undersigned Agent, Purchasers, the Borrower and the other Credit Parties have caused this Amendment to be duly executed as of the date first above written.

Borrower:

ASSERTIO THERAPEUTICS, INC.

By:	/s/ Dan Peisert
Name:	Dan Peisert
Title:	SVP and CFO

Other Credit Parties:

DEPO NF SUB, LLC

By: Assertio Therapeutics, Inc., its sole member

By:	/s/ Dan Peisert
Name:	Dan Peisert
Title:	SVP and CFO

Agent and Purchasers:

DEERFIELD PRIVATE DESIGN FUND III, L.P., as Collateral Agent and a Purchaser

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PARTNERS, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

Exhibit A

Third Supplemental Indenture

See attached.

Exhibit B

Exchange Agreements

See attached.